UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

(a)	Previous independent accountants

(i)
On June 8, 2015, the Audit Committee of the Board of Directors of Riverview Bancorp, Inc., (the “Company”) notified Deloitte & Touche LLP of its decision to dismiss Deloitte & Touche LLP as the Company’s independent registered public accounting firm, effective upon completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2015, and the audit of the Company’s internal control over financial reporting as of March 31, 2015.

(ii)
Deloitte & Touche LLP’s Reports of Independent Registered Public Accounting Firm on the consolidated financial statements of the Company as of and for the years ended March 31, 2015 and 2014, and on the effectiveness of the Company’s internal control over financial reporting as of March 31, 2015, did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)
During the two fiscal years ended March 31, 2015 and 2014, and the subsequent interim period through June 8, 2015, there were no: (1) disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

(iv)
The Company has requested that Deloitte & Touche LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which they do not agree. A copy of Deloitte & Touche LLP’s letter, dated June 12, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent accountants

(i)
On June 8, 2015, the Audit Committee engaged the firm of Delap LLP as independent registered certified public accountants of the Company and its Subsidiary for the fiscal year ending March 31, 2016, subject to clearance of Delap LLP’s internal acceptance process. The Company did not engage Delap LLP during the fiscal years ended March 31, 2015 and 2014 or during any subsequent interim period prior to June 8, 2015 as either its principal accountant or an independent accountant. Additionally, the Company did not consult with Delap LLP during the fiscal years ended

March 31, 2015 and 2014 or during any subsequent interim period prior to June 8, 2015 regarding any of the following.

a.	The application of accounting principles to a specific transaction, either completed or proposed; or

b.
The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company by Delap LLP: (a) a written report, or (b) oral advice that Delap LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

c.	Any matter that was subject to a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or reportable event, as the term is described in 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

16.1Letter re change in certifying accountants: Letter of Deloitte & Touche LLP dated June 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: June 12, 2015	/s/ Kevin J. Lycklama
Kevin J. Lycklama Chief Financial Officer (Principal Financial Officer)